Investor Day April 3, 2018 Exhibit 99.1

Notices and Disclaimers Forward-Looking Statements This investor presentation, and the related discussion, contains forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended, that are based on the beliefs and assumptions of management of Apergy Corporation (“Apergy”) and on information currently available to Apergy’s management. Forward-looking statements include, but are not limited to, statements related to Apergy’s expectations regarding the performance of the business, financial results, liquidity and capital resources of Apergy, the benefits resulting from Apergy’s separation from Dover Corporation, the effects of competition and the effects of future legislation or regulations and other non-historical statements. Forward-looking statements include all statements that are not historical facts and can be identified by the use of forward-looking terminology such as the words “outlook,” “believes,” “expects,” “potential,” “continues,” “may,” “will,” “should,” “could,” “seeks,” “approximately,” “projects,” “predicts,” “intends,” “plans,” “estimates,” “anticipates” or the negative version of these words or other comparable words. Forward-looking statements involve risks, uncertainties and assumptions. Actual results may differ materially from those expressed in these forward-looking statements. You should not put undue reliance on any forward-looking statements in this presentation. Apergy does not have any intention or obligation to update forward-looking statements after Apergy distributes this presentation. Apergy’s outlook is provided for the purpose of providing information about our current expectations for 2018 and the general outlook for the business in the longer term. This information may not be appropriate for other purposes. Factors that could cause Apergy’s results to differ materially from those expressed in forward-looking statements are included in the section entitled “Risk Factors” in the Information Statement that is an exhibit to Apergy’s Registration Statement on Form 10, originally filed with the Securities and Exchange Commission on March 5, 2018, as amended and supplemented. There may be other risks and uncertainties that Apergy is unable to predict at this time or that Apergy currently does not expect to have a material adverse effect on Apergy’s business. Any such risks could cause Apergy’s results to differ materially from those expressed in forward-looking statements. Neither Dover nor Apergy undertakes any obligation to update any forward-looking statements, except as required by applicable law. Non-GAAP Measures This investor presentation, and the related discussions, contains certain non-GAAP financial measures, which should be considered only as supplemental to, and not as superior to financial measures prepared in accordance with generally accepted accounting principles (“GAAP”). Please refer to the Appendix of this investor presentation for a reconciliation of these non-GAAP financial measures to the most directly comparable financial measures prepared in accordance with GAAP and definitions and calculation methodologies of defined terms used in this investor presentation. For additional information about our non-GAAP financial measures, see our filings with the Securities and Exchange Commission. This investor presentation is not an offer to sell or the solicitation of an offer to buy any securities of Apergy, nor will there be any sales of securities of Apergy in any jurisdiction in which the offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of such jurisdiction. Presentation of Information Unless otherwise stated, all facts, metrics and other information provided herein are presented as of December 4, 2017.

Today’s Presenters Soma SOMASUNDARAM CEO Rob GALLOWAY President Drilling Technologies Paul MAHONEY President Production & Automation Technologies Ali RAZA Chief Digital Officer Jay NUTT CFO

Today’s Agenda Introducing Apergy Soma Somasundaram Drilling Technologies Rob Galloway Production and Automation Technologies Paul Mahoney Artificial Lift Technologies Automation Technologies Ali Raza Financial Overview Jay Nutt Summary and Q&A Management Team

Confidential P&G Information – May not be copied or distributed outside of P&G. Concepts only may be shared with retailer and, or agency partners under signed CDA(s). Unpublished Copyright 2018 P&G. All rights reserved. All shelving, distribution, pricing, and promotion decisions are at the sole discretion of the retailer. Confidential P&G Information – May not be copied or distributed outside of P&G. Concepts only may be shared with retailer and, or agency partners under signed CDA(s). Unpublished Copyright 2018 P&G. All rights reserved. All shelving, distribution, pricing, and promotion decisions are at the sole discretion of the retailer. Confidential P&G Information – May not be copied or distributed outside of P&G. Concepts only may be shared with retailer and, or agency partners under signed CDA(s). Unpublished Copyright 2018 P&G. All rights reserved. All shelving, distribution, pricing, and promotion decisions are at the sole discretion of the retailer. Confidential P&G Information – May not be copied or distributed outside of P&G. Concepts only may be shared with retailer and, or agency partners under signed CDA(s). Unpublished Copyright 2018 P&G. All rights reserved. All shelving, distribution, pricing, and promotion decisions are at the sole discretion of the retailer. Introducing Apergy Soma Somasundaram

Who We Are Leading onshore-focused equipment and digital technology provider to the upstream oil and gas industry Most trusted brands recognized for quality, performance and customer-service Highly engineered products, innovative technologies and digital solutions Focused strategy and operating philosophy leveraging a customer-centric business model Strong financial results including robust free cash flow through business cycles Experienced and motivated team focused on collaborative approach to solving customer problems WE ARE APERGY… Unlocking energy to drive value for our customers, employees and shareholders

60 Year Heritage of the Most Trusted Brands in the Oil Field 60s / 70s Today 80s / 90s 2000s 2010s Strong organic growth / tuck-in M&A Artificial Lift (Rod Lift) + Drilling Technologies + Automation + Broadened Artificial Lift (Electrical Submersible Pump (“ESP”), Gas Lift) $1bn annual sales(1) Portfolio Expansion Underlying Industry Trends Portfolio Evolution Predominantly Rod Lift Diamond Cutting Superior to Carbide Shale Oil Horizontal Drilling High Spec Rigs Automation / IIoT (1) Represents 2017 Actual figure. NYSE: APY

Increased Focus Drives Value as Apergy As Part of Dover Portfolio Apergy Energy businesses within diversified industrial portfolio Commitment to operational excellence and customer-driven innovation Focused organic investments made during the downturn Capital allocation decisions across entire portfolio Management incentives balance business and corporate parent performance Independent pure-play oil & gas equipment and technology company Commitment to operational excellence and customer-driven innovation Leveraging investments with substantial growth and share gain opportunity Focused to drive incremental return for Apergy Motivated team with aligned incentives to Apergy strategic and financial goals

Apergy is Present Across the Wellsite 11 1 9 Production & Automation Technologies: Facilitating the efficient, safe and effective extraction of oil and gas through a suite of premier brands. Drilling Technologies: Providing highly specialized, innovative, and proprietary products used in drilling oil and gas wells. ARTIFICIAL LIFT TECHNOLOGIES 1. Progressive Cavity Pumps 2. Rod Lift 3. Plunger Lift 4. ESP 5. Gas Lift 2 3 4 1 5 AUTOMATION TECHNOLOGIES 11. IIoT Enabled Technologies 12. Optimization Software 13. Remote Monitoring 12 11 11 DRILLING TECHNOLOGIES 6. Diamond Drill Bit Insets 7. Diamond Bearings OTHER PRODUCTION EQUIPMENT 8. Well Head Production Equipment 9. Chemical Injection 10. Flow Control Valves 13 8 8 10 6 7 8 9

Long Term: Onshore Production Remains Essential Incremental production growth through 2020 requires significant investment in onshore Total Liquids – Barrels (mm) / Day Onshore is 77% of total incremental barrels to 2020 Source: Morgan Stanley Research, Wood Mackenzie, Rystad Energy and Company Data – June 2017. 2016 2017F 2020F 2019F 2018F 110 100 90 80 70 60 50 Shale Other Onshore Offshore Current Sources of Production

Product Line Geography Product Mix Nearly all onshore 75% oil Strong presence in fast-growing Permian basin (~35% of Production and Automation Technologies revenue) Recurring revenue from replacement parts, software and after-market services Portfolio Profile North American onshore production-focused portfolio with meaningful recurring revenue Original Equipment Recurring Revenue US Canada Middle East ROW Drilling Technologies Artificial Lift Technologies Automation Technologies Note: Pie charts represent % of 2017 revenue. Other Production Equipment

Business Aligned and Correlated with Positive Market Drivers U.S. Wells Drilled Global & North America E&P CapEx Avg. Footage Drilled/Well (ft.) 8,726 9,899 10,511 12,142 12,032 12,179 End of Year Drilled but Uncompleted (“DUC”) Wells 4,874 6,271 5,446 7,488 Wells Footage Drilled (mm ft.) Capex($bn) % NAM 30% NAM Spending Growth 22% Well Count Growth Source: Spears Drilling and Production Outlook, December 2017 and U.S. Energy Information Administration Drilling Productivity Report, March 2018. Strong backlog potential – DUCs at highest level in last 5 years

Diverse, Blue Chip Customer Base Limited customer concentration; relationships with broad set of customer types Broad Customer Base(1) Select Customers Top 10 Top 11-20 All Other Over 2000 Customers (1) Represents % of revenue as of FY 2017.

Distinctive Strategic Vision and Operating Philosophy Operating Philosophy Business Purpose Vision Improving Lives Customers - Employees Shareholders - Communities Unlocking Energy Advocate for the Customer Technology Tailored to Drive Productivity Improvements Culture of Continuous Improvement Strong Financial Engine Differentiated Equipment and Technology Foundational Elements Industrial manufacturing heritage with focus on operational excellence Lean corporate structure (decisions closer to point of customer impact) Speed as differentiator (rapid customer response & innovation) Culture as a competitive advantage

How Apergy Wins Best Products Customer Intimacy Best “Speed” Ongoing Innovation Problem-Solving Mindset Customer Benefit Helping customers achieve their objectives – enhanced productivity and cash flow generation

Business Highlights – What you Will Hear From our Business Leaders Today

	Drilling Technologies	Key Production and Automation Technologies Discussed Today	
		Artificial Lift	*Automation Technologies*
Market Size	~**$1.3bn** PDC & bearings market	**$8bn** global market **$3.3bn** U.S. market	**$6bn** total addressable market (upstream automation)
Market Growth Expectation	▪ Estimated **12% annual rig count growth** 2017-2020E ▪ ~**9.5%** 2017-2019E CAGR Global E&P CapEx	▪ ~**10-12%** 2017-2020E CAGR (high-teens CAGR for ESP / Gas Lift)	▪ ~**16%** CAGR[(1)] through 2020 driven by increased customer adoption and technology evolution
Key Growth Drivers	▪ Increasing number of wells drilled plus higher footage drilled per well ▪ Proven technology advancement track record driving growth above market ▪ Superior performance vs. peers' products	▪ Enhanced drilling & completion technologies driving ESP & Gas Lift demand ▪ ESP to Rod Lift lifecycle of the well opportunities increases revenue per producing well ▪ Well production declines driving Rod Lift & Plunger Lift demand	▪ Analytics increasingly important for maximizing production ▪ IIoT enabled "plug and play" products help drive adoption ▪ Effectiveness in reducing costs and predicting maintenance
Apergy Competitive Moats	▪ High quality drives superior performance ▪ Fast customer response ▪ Innovative solutions ▪ Proprietary manufacturing process	▪ Only provider of full suite of artificial lift technologies ▪ Unsurpassed service excellence ▪ Proven expertise and application know-how ▪ Most trusted brands	▪ Best technology in end-to-end production automation platforms ▪ Leading domain expertise ▪ Highest installed base in wellsite monitoring technology ▪ Established long-term partnerships

Source: Spears, PWC, ARC.
(1) Represents weighted average CAGR of Production Optimization, Asset Integrity Management & Downhole Monitoring.

15 Apergy | Unlocking energy.
Copyright 2018 Apergy. All rights reserved.

Clear Growth Drivers Going Forward Core Organic Growth Leverage Industry Trends Increase Automation Penetration Innovate Fast-growing North American shale basins, such as the Permian and Bakken Customer desire for improved productivity, cost reduction and limited downtime Solutions to drive productivity and efficiency Better analytics and predictive maintenance to drive down costs New products to solve customer problems “Fast-learning” mindset a differentiator Superior engineering, digital capabilities and material science strengths + New Markets Extend Global Reach Focus growth in targeted international markets well suited to Apergy strengths Capture global unconventional O&G opportunities + Inorganic Growth Pursue Targeted M&A History of successful acquisitions and integration Opportunity to add products and software for automation, production and completions Significant organic growth opportunity supplemented by select high value M&A

Strong Financial Profile



Revenue
Pro Forma Adjusted EBITDA(1)
$751
$102
+34% YoY
$1,010
+102% YoY
$206
+16% YoY
~$1,175
+36% YoY
~ $280
2016
2017
2018E

% Pro Forma Adj. EBITDA Margin		
14%	*20%*	*~24%*

- **Strong growth and volume leverage**
- **Industry leading margins**
- **Low CapEx, strong FCF**
- **Disciplined capital allocation priorities**
  1. Organic growth investment
  2. Reducing debt and leverage
  3. Targeted M&A

17 Apergy | Unlocking energy.
Copyright 2018 Apergy. All rights reserved.

Note: 2018 Adj. EBITDA includes ~$35mm of corporate costs. Excludes restructuring and one-time separation costs.
(1) Adjusted EBITDA is a non-GAAP measure. Please see the appendix for a reconciliation to the most directly comparable GAAP measure.

Summary: Why Own Apergy? Pure Play Onshore Equipment and Technology Leader Aligned with Positive Market Trends Best Products, Technologies, Brands and Response Time Strong Financial Performance Including FCF through Cycles Capitalizing on Strategic Investments Experienced and Motivated Team with Aligned Incentives

Drilling Technologies Rob Galloway

Drilling Technologies

2017 Revenue	$228mm (+101% yoy)	% Total Apergy



23%
Drilling Technologies
% Total Apergy

Geography[(1)]



ROW
China
6%
7%
Europe
7%
80%
US

Product Innovation



46%
54%
Revenue from new products introduced in last 3 years

Product Type



Other
9%
91%
Polycrystalline Diamond Cutters (PDC)

Brands

USSynthetic

USSynthetic Bearings

USSynthetic Mining and Construction

- Undisputed industry leader in polycrystalline diamond cutters for oil & gas drilling
- Uniquely positioned to leverage long-term favorable industry trends – US shale, horizontal drilling, increasing laterals
- Critical partner to customers in achieving drilling productivity
  - 95%+ of cutters are designed to meet unique requirements and finished to exact customer specifications
  - Drill bit is mission-critical piece of equipment to avoid downtime and drilling failures
- Superior industry reputation for innovation, quality and customer service

(1) Represents geography by sales destination.

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Apergy | Unlocking energy.
Copyright 2018 Apergy. All rights reserved.

Polycrystalline Diamond Drill Bit Inserts & Bearings Apergy Offering Custom designed and manufactured drill bit inserts Long-lasting diamond bearings for process-fluid-lubricated applications Uncompromising commitment to constant innovation, outstanding quality and superior customer service Drill Bit Drill Bit Inserts Bearings

Speed of drilling is the key determinant of drilling cost Ability to drill without the need to replace bits or bearings is critical to reduce drilling costs for customers Mission-Critical Products with Outsized Economic Importance to Customers Total Drilling Expense Variability Significant Variance in Average Drilling Cost per Well Drill Bit Inserts / Bearings Have Outsized Impact on Economics Choice of cutting structure (in bits) and bearings (in downhole tools) can significantly impact overall cost Buying quality drill bit inserts and bearings helps customers drill faster and reduce interruptions responsible for unprofitable downtime $0.75mm $1.75mm Average $1.3mm Source: IHS. (1) Represents breakdown of average drilling cost of $1.3mm. Drilling Cost Breakdown of an Average Well(1) Rig & Drilling Fluid PDC Inserts & Bearings Other

Unique Attributes Driving Outperformance Competitive Moats Proprietary Technology Supported by Best-in-class Manufacturing “Fast Learning” Cycles to Deliver Highly Engineered Solutions to Customers Broad and Deep Customer Relationships Rig Count Outperformance Growth in Apergy revenue per active rig outpacing global rig count recovery Estimated 12% annual rig count growth from 2017-2020 Monthly Revenue Global Rig Count Source: Baker Hughes, Spears.

Clear Industry Leader Competitor Estimated Share of Drill Bit Insert Demand Product Customization Chinese Suppliers Long history of winning with premium products that drive customer productivity Focused on low-end Vertically integrated focus Modest #2 Strong #1 position Competitor A Competitor B Source: Management estimates. Note: Harvey balls represent strength in respective category, ranging from weakest (open circle) to strongest possible position (full circle). Speed of Delivery Speed of Technology Development

Track Record of Leading Innovation and Excellence in Manufacturing Cumulative Patents Issued Since 2008 Excellence in Manufacturing World class manufacturing facility (Orem, Utah) Shingo Price Award Winner – most prestigious award for operational excellence, considered “the Nobel Prize for manufacturing” ’08–’17 CAGR: +46%

Industry-Leading PDC Technology

Powerful & Proprietary Manufacturing Process

- Diamond is the hardest known material but also exhibits low friction and high thermal conductivity
- Polycrystalline diamond is formed by bonding small diamond particles into a larger, coherent structure (sintering)
- Tougher and more uniform wear than single diamond crystal

2,600 Ton Cubic Press - Proprietary Apergy Technology

~9ft tall
Weighs
40 tons





1,000,000 psi

Same pressure as Eiffel Tower upside down on 5in. surface!



Polycrystalline Diamond Compact


PDC Bit


Tungsten Carbide Substrate
Polycrystalline Diamond

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Apergy | Unlocking energy. | Copyright 2018 Apergy. All rights reserved.

Fast Learning Enables Improved Performance Time to Introduce a New Product Rapid Learning Cycles – Improving Performance Problem Identification to Product Introduction (Average Days) Rock Removed per Unit of Diamond Goal of 60 days

Winning With Customers Innovation and Differentiated Product/Service Quality Define Apergy in the Marketplace Best Relationship Responsive to customer needs across all levels of leadership and functions Field relationships enable faster improvement of specific applications Superior Technology Superior technology and applications for superior performance Speed of learning advantage Top-notch quality every time Best Speed Same-day delivery of the right parts Introduce new products within 60 days of identifying an opportunity Field / High Velocity Edge Commercialization Model Application Specific Design

Case Study: How Apergy Wins – Innovation, Fast Learning and Customer Focus Problem Identified 9 field visits, analyzed 2000 cutters, identified 2 primary failure modes – cracking and spalling From identifying problem to customer solution in 60 days Customer Outcome Rapid Testing Thermal? Mechanical? Stress? Plan Check Adjust Do 256 Iterations! 12 Factors Identified! High Velocity Problem Solving Developed new product designed specifically for the identified failure modes How Often? How Critical? Cutter Forensics Lab Replication Lab Testing Field Testing Quantify the Failure Drive to Root Cause Hypothesis Testing Usable Knowledge Field Results (Same Bit) USS Competitor US Synthetic product performed better than competition; failure modes eliminated

Key Growth Initiatives Continue to advance technology and performance leadership Drive application specific share gain Capture international growth opportunity Expand applications Increase the pressure gap Most advanced diamond shaping capability Enhanced thermal stability High velocity application-specific design Greater field presence Targeted collaboration with bit makers to win specific tenders Design for global applications and introduction of specific products to markets Increase adoption of bearings in downhole motors, rotary steerables and downhole power generation

US Synthetic: Growth Momentum – Diamond Bearings Leveraging diamond science in a natural adjacency Diamond bearings is a fast-growing product line Provides higher load capability Allows designs without seals, less prone to failure Longer life with lower repair costs and longer repair intervals We lead the market in diamond bearings solutions through broad product line and patent portfolio We expect to see continued adoption in downhole applications, chemical mixing, and applications beyond oil & gas Diamond Bearings 10-Year Revenue Trend Focus on driving growth and setting industry standard for diamond bearings Diamond Thrust and Radial Bearings ’07–’17 CAGR: +13%

Drilling Technologies Summary Undisputed industry leader Leading market position based on best technology and best customer service Growth drivers tied to long-term favorable industry trends – US shale, horizontal drilling, increasing laterals Critical partner to customers in achieving drilling productivity 95%+ of cutters are designed to meet unique requirements and finished to exact customer specifications Apergy products perform better—customers pay for quality since cutter is integral to drilling performance A unique, high quality business with strong market position and clear growth runway

Production and Automation Technologies (1) APAC excludes China. Paul Mahoney

2017 Revenue $782mm (+23% yoy) Revenue Type Product Mix Geography US Basin Production & Automation Technologies Leading provider of production and automation equipment and solutions in North America and targeted global basins Trusted brands known for superior technology, highest quality / reliability and strong aftermarket offering Broad portfolio facilitates the efficient, safe and cost effective extraction of oil and gas, resulting in revenue opportunities over life of well Enables lower production costs for operators and optimizes well efficiency Emerging leadership in new digital offerings Production & Automation Technologies Recurring Revenue Original Equipment Other Production Equipment Artificial Lift Technologies APAC US Other Bakken EMEA ROW Rest of Americas Permian Rockies Mid-Con Automation Technologies % Total Apergy

Leading Artificial Lift Technologies Provider Broad portfolio offering every type of Artificial Lift (“AL”) technology to provide “life-of-well” solutions and drive customer productivity through the lifecycle Strong market position in fastest growing US basins Largest dedicated AL service network differentiated by responsiveness plus best technical support/application knowledge for after-sale support Superior customer satisfaction ratings driven by strong engineering and customer service Well positioned with product, technology and brand recognition to drive significant international growth Brands

Broad Product Offering Electrical Submersible Pumping (ESP) 23% of Sales Centrifugal pumps Gas handling devices Sand/Gas separators Protectors and motors Controllers & electrical hardware Web-based monitoring system Surveillance & optimization Hydraulic & Gas Lift 8% of Sales Downhole equipment: mandrels, valves, packers Gas lift automation hardware and optimization software Jet pumps Hydraulic reciprocating pumps Surface multiplex pumps Auto lift manager Rod Lift 48% of Sales Sucker rods, drive rods Full range of downhole pumps to address all rod pumping applications Accessories including BOP, stuffing box, guides, couplings, stabilizer bars Gas & solids separators Other 21% of Sales Full range of plunger lift equipment & services Full range of PCP equipment – drive heads, pumps, guides, RPUs, services Wellhead process equipment – separators, treaters, knockout units, etc. Product breadth across stages of well life Note: Represents % of 2017 revenue.

Positioned to Benefit from Industry Growth Trends

	ESP	Hydraulic & Gas Lift [(1)]	Rod Lift
'17 Mkt. Size; '17-20E CAGR	$3.7bn +16% – +18%	$0.5bn +16% – +18%	$3.4bn +6% – +10%
Use Cases	▪ Favored for handling initial production (IP) rates ▪ Most effective for dewatering	▪ Brought in as flow rate drops ▪ Fill lifting gap for deep and high rate horizontal wells	▪ Installation at later stage in well life for lower flow rate ▪ Low cost and maintenance requirements
Market Trends	▪ Higher ESP demand from shifts in unconventional drilling practices ▪ Longer laterals, increased frac stages	▪ Applications in unconventional wells	▪ Strong Permian switching demand expected in '19-'20E ▪ Increased efficiency – smaller footprint pumps



Flow Rate (bb/d)
Early life of well
Later life of well
Months

Apergy offers the right equipment and the best application engineering knowledge at every stage in the well lifecycle to design optimal solutions for customers

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Apergy | Unlocking energy. | Copyright 2018 Apergy. All rights reserved.

Source: Kimberlite, Evercore ISI, Spears DPO & OMR, PWC Artificial Lift Study, Internal Analysis.
(1) Represents weighted average growth rate of hydraulic and gas lift markets.

Market Leader Offering Distinctive Portfolio Breadth Leading independent full-scale and integrated artificial lift platform with full portfolio of artificial lift solutions Ability to offer customers right solutions to drive productivity throughout the life of the well Hydraulic Plunger Gas PCP ESP Rod Lift Source: Management estimates. Note: Harvey balls represent position in market, ranging from no presence (open circle) to strongest possible position (full circle). Competitor A Competitor B Competitor C Competitor D Competitor E

Unique Attributes Enabling Highest Customer Satisfaction

Competitive Moats
Full Portfolio of Differentiated Product Technology
Dedicated Service Network with Focus on Responsiveness, Technical Support & Application Knowledge
Problem Solving Approach to Optimize Outcomes for Customers Across the Well Lifecycle
Automation and Optimization Technology Leadership
Most Trusted Brands

2017 Supplier Performance & Competitive Positioning Survey



Apergy
48%
43%
10%
GE Oil & Gas
39%
48%
13%
Weatherford
32%
56%
13%
Schlumberger
29%
59%
12%
BAKER HUGHES
27%
56%
17%
Promoters (9-10)
Passives (7-8)
Detractors (6 or Lower)

- #1 customer satisfaction rating over last three years
- Determined by 800+ global respondents
- #1 in 6 categories:
  - Artificial Lift
  - Performance and Reliability
  - Engineering & Design
  - Horizontal & Directional Wells
  - Onshore Applications
  - Special Applications



Artificial Lift
Customer Satisfaction

Source: "Worldwide Survey of Market for Artificial Lift – Supplier Performance and Competitive Positioning Report" June 2017, Kimberlite International Oilfield Research. EnergyPoint Research.

39 Apergy | Unlocking energy.
Copyright 2018 Apergy. All rights reserved.

Dedicated Sales and Service Network Across Key North American Basins 90% of operating wells in key unconventional oil-rich basins are located within 2 miles of an Apergy service center Dedicated AL service network ensures Apergy customers minimize downtime and maximize productivity Focus on Customer Service Fastest response time; less than 24 hours Stock highest turn, critical parts for immediate replacement Ability to quickly customize products Focus on enabling customer productivity Remote monitoring centers provide real-time optimization Largest Dedicated Artificial Lift Service Network 100 +Service Centers Well Locations Remote Monitoring Center

Winning With Customers Artificial Lift Academy Expect over 2,000 participants in 2018 – driving product pull through Three modes of execution – in the field, in the classroom and online Customer Focus Groups User exchanges Customer advisory board Key accounts Apergy Advisory Services Design consulting Failure analysis Onsite installation & support Audit & assessment services Lift transition assistance Customer Focus Points Key Focus Areas Failure Analysis Automation / Software / Application Well Optimization Analytics & Data Mgmt. Environ-mental Conditions

Digital Technology Drives Differentiated Solutions Gas Lift Automation Optimization pilot project with select operators Differentiated controller and market-leading artificial lift SCADA platform Enhanced production and compressor utilization Optimal injection rate analysis ESP LOOKOUT™ Monitoring 24/7 ESP monitoring by exception program to reduce failures Bi-weekly optimization program with operator, reviewing each well & providing operating recommendations Best-in-class service and response time Rod Lift – Long Stroke For one customer, 7+ months well run time (vs. previously failing every 90 days) Differentiated hardware providing enhanced speed control 3.4mm cycles per year saved when compared to conventional unit

Customer Example – Preferred Partner Across the Well Lifecycle ESP Rod Lift Preferred partner across lifecycle of well Apergy Customer History Expanding Apergy’s TAM Unique Problem Solving Approach Customer since 2013; started with 100 ESPs Unconventional, horizontal wells with high initial production rates Production Optimization consultants review wells daily Provide data for optimal conversion planning Bi-weekly optimization meetings Dedicated service technician Helped customer increase well run time more than 50% Customer achieves same production but with 20% less electrical costs Provided Rod Lift systems to all converted ESPs ➔ now servicing 30 ESPs & 70 Rod Lift systems Captured all rod lift automation, monitoring & downhole equipment as wells are converted

Key Strategies for Growth Drive ESP Share Expansion Leverage strong product / service offering with established relationships to drive ESP expansion Low Maximize Growth in Fastest Growing Basins Bring full portfolio to support sustained growth and leadership in fastest growing basins (e.g., Permian) Low Capitalize on Rod Lift Conversions Poised to capitalize on significant rod lift switching demand as ESP / Gas Lift terminal decline rate stabilizes Low Drive International Growth Focused growth in targeted international markets (e.g., those with large unconventional oil and gas opportunities) Targeted 1 2 3 4 Infrastructure Investment Required

174% ESP Momentum in the Permian Basin 1 Well Completion Growth vs. Apergy New Install Growth Permian Basin ESP Growth Momentum Through 2017 Apergy 2017 ESP growth: 75% growth across all regions 131% growth in Permian, compared to 54% growth in completions(1) 2017 actual ESP market growth: ~25% over 2016 Leverage existing Apergy rod lift customer relationships to drive ESP growth Strong pent-up demand with pilots underway that have potential to significantly impact top line growth % Growth Since Q4 2016 Source: EIA Drilling Productivity Report, March 2018. Growth rate reflects growth in average installs and completions in Q4 ‘17 vs. average in Q4 ‘16. Represents Q1 through February 2018. 75% Δ of +99% (2) 54% 30% 25% 11% 131% 116% 99% 28%

Premier Technology Set Multi-zone Stacked Completion Use Growing in Permian Allows operators to simultaneously produce numerous zones via single wellbore Improves well productivity: larger IPs, reduced drilling & completions costs and shorter time to put on production (POP) ESPs are preferred in effort to meet aggressive production models <4500 barrels per day (bpd) total fluid, >950 barrels of oil per day (bopd) 30-day IP Trusted Partner in Unconventional Learning Process 1 Advanced Automation & Monitoring 1750 and 3000 Abrasion Resistant (AR) Pumps Gas Handling Apergy is the Partner of Choice with Select Operators Selected for strong service program Best-in-class < 24 hour responsiveness & service availability Inventory management to quickly meet well needs & reduce downtime Proactive operating practices to prolong equipment run times Strong application understanding

Maximizing Growth in More Profitable Basins 2 PERMIAN Basin Basics Highest growth 170k+ wells; 85% vertical, 15% horizontal Current Artificial Lift Trends Sucker rod pump (SRP) clear favorite High ESP usage, but Gas Lift (GL) taking some share Strong growth driven by lower break-evens, robust capital spending Basin Drivers Apergy Position Increasing ESP market position Well positioned to participate in outsized growth in Permian New Drills R&M BAKKEN Basin Basics Highly profitable 20k+ wells; 15% vertical, 85% horizontal Current Artificial Lift Trends SRP is dominant form of lift used Increased ESP, GL, Jet Pump with higher initial production rates Basin Drivers Apergy Position Continuing to grow leading market position New Drills R&M Source: McKinsey, Kimberlite Oilfield Research.

Significant Growth Opportunity in Rod Lift 3 Apergy’s Superior Product Portfolio Significant Rod Lift Backlog Significant growth opportunity ahead as the high flowing wells on ESP and gas lift decline to lower flows – pent up demand expected to show in 2H 2018 and beyond Partnering with operators for design guidelines and transition timing Long stroke pumping unit and full solutions partnership Differentiated products enable full product pull through (rods, pump, automation, accessories) Launched in 2017; high growth in 2018 75% life span increase over next closest manufacturer 66% life span increase over next closest manufacturer Sucker Rods Rod Pumps Yearly Avg. Rod Pump Runtime per Month Customer (major Eagle Ford operator) switched from competitor to Harbison-Fischer 650%+ runtime increase since switch to Apergy Source: Kimberlite Oilfield Research, Evaluserve and Management estimates.

International Growth Targeting markets aligned with technology strengths and lower geopolitical risk LATIN AMERICA $1.0bn market; 8-10% annual growth 2017-2021 Argentina inorganic PCP investment followed by strong investment to grow additional product lines Colombia historical growth and investment Ecuador as future target EMEA $1.0bn market; 3-5% annual growth 2017-2021 Saudi Arabia opportunity: partner with large Middle East NOC to provide Artificial Lift Building local capabilities Continue to gain share in Oman, Kuwait, Egypt, etc. APAC(1) $0.3bn market; 3-4% annual growth 2017-2021 Defend / grow Australia position and expand opportunistically in South East Asia and India Partner of choice for rod lift conversions 4 Source: Spears, Wood Mackenzie and internal management analysis. (1) APAC excludes China.

Production & Automation Technologies Summary Uniquely positioned with full portfolio of “best-in-class” artificial lift solutions – driving customer productivity throughout the life of the well Industry leading brands with outstanding reputation for quality, performance and service – Norris, Harbison Fischer, PCS Ferguson, OilLift Strong market positions in growing basins / geographies (US shale, Permian, Middle East, LatAm) and growing product categories (ESP, gas lift) Extensive sales and customer service footprint in key markets; help drive superior customer satisfaction ratings Leading digital IIoT technologies enable enhanced customer productivity Well positioned to maximize the recovery and beyond Best in class portfolio with brands, technology and people to win

Automation Technologies Ali Raza

Leader in Wellsite Automation Technologies: Monitor, Analyze, Optimize Recognized as innovative leader in digital IIoT solutions that support and integrate all of our customer’s digital needs Offers full portfolio of connected devices, cloud based analytics and actionable insights Provide ‘tiered services’ to offer fit for purpose service packages to our customers through deep expertise and reliable analytical technologies Provides operational visibility and deep analytics using artificial intelligence engine for enhancing productivity KPIs / Collaboration Actionable Insights Smart Edge Device Cloud Processing / Business Logic Machine Learning / Predictive Analytics

Apergy Integrated Digital Platform Offering Outcome Based Component Profitable Growth Capture market volume through broader deployment Capture value through analytics Outcome based services with AI analytics Cloud based IIoT ecosystem Driving high profitability digital growth through a common IIoT platform Driving Profitable Growth Production Optimization Asset Integrity Management Downhole Monitoring

Production Optimization Brand Portfolio Full spectrum of software solutions including: Rod pumping optimization software Field surveillance and analytics Training courses and consulting services Wellsite control and optimization solutions & software Genesis controller for well operations on-site Chemical injection pumps AC and DC powered Positive-displacement design Designed for lower pressure applications to significantly reduce energy usage “Wellsite at Your Fingertips” Broadening the adoption rate of our IIoT solution – currently monitoring 110k+ wells and growing

Downhole Monitoring – Quartzdyne

Applications / Market Segments

1 Drilling

- Industry-standard resonating quartz pressure transducer
- Extremely accurate, low-drift and high-resolution data under extreme conditions

1



2 Production Logging

- Memory tools
- Repeat formation testers
- Production logging tools

2



3 Permanent Monitoring

- Intelligent completions
- Permanent monitoring
- Flow measurements

3



Leveraging our differentiated technology position to expand into adjacent markets

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Asset Integrity Management – Windrock

Value Proposition

- Reciprocating, rotating and vibrating equipment monitoring and analysis
  - Deep expertise in subject matter
  - Ability to capture data from critical assets
- Protect assets against catastrophic failures
- Measure performance and improve efficiency
- Mitigate safety risk to employees through remote visibility and analysis
- Reduce emissions

Markets

- Natural gas transportation & gathering
- Refineries – critical compression
- Any critical infrastructure with rotating and vibrating equipment

Midstream Opportunity Set


Legend
Interstate Pipeline
Intrastate Pipeline
Compressor Station

Products

- Portable analyzers and online monitoring
- Technical services and training
- Remote monitoring and analysis



Windrock Enterprise – IIoT Solution



- Next-generation IIoT solution that provides intuitive infrastructure
- Presents insights and predictions to optimize output, minimize risks and reduce unplanned downtime

Significant opportunity to leverage IIoT to drive solution adoption across more than 100k machines just in O&G

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Apergy Competitive Moats Competitive Moats Differentiated Position vs. Peers Subject Matter Expertise Unique Channel Access Technology & Development Partnerships Customer Service Deep subject matter expertise in artificial lift and compressors Data collection / analytics to augment deep domain knowledge Integrated go-to-market approach with Artificial Lift business Partnership model to access untapped end markets Partner with other ecosystem players to provide best in class solutions for customers On-site with 24/7 service Ongoing monitoring, data analysis, predictive analytics and optimization solutions Leading provider of automation technologies to the oilfield Key Peers Production Optimization Quart Based Downhole Monitoring Asset Integrity Mgmt. Leading Apergy positions and differentiated technologies in all categories Advanced technology vs. peers in production optimization and integrity management Only scaled, O&G focused player in downhole monitoring and flow control Source: Management estimates. Note: Harvey balls represent position in market, ranging from no presence (open circle) to strongest possible position (full circle). Competitor #1 Competitor #2 Competitor #3 Competitor #4 Competitor #5

Strong Partnerships & Advisory Board Drive Market Access and Speed of Innovation Business Partners Technical Partners Advisory Council Enable access to untapped markets and verticals Expedite solid product foundation Provide guidance to IIoT journey; Board meets every quarter

Strong Growth in Monitoring Over Last 10 Years XSPOC HISTORICAL WELL COUNTS Automation Technology Growth Driven by Increased Adoption à Significant Upside Remains Copyright 2018 Apergy. All rights reserved. +11% Monitoring CAGR; 48% Analysis CAGR (Past 10 Years) Growing share, increasing penetration and adoption driving sustained growth even if rig count declines Global Rig Count Source: Baker Hughes, Spears, Management estimates.

Technology Development & Customer Adoption Measuring & Tracking Autonomous Assets & Operations Modeling & Predicting IoT Wave 3 IoT Wave 1 IoT Wave 2 Smart Hardware Direction of product and technology development; Apergy can play at each wave Smart Software Smart Analytics Traditional data acquisition Portal technologies Enterprise solutions SME (small and medium-sized businesses) Physics based modeling Supervised machine learning Pattern recognition and analysis Multi tenant platform Web based hosted solution Mobility enabled Edge computing Augmented/virtual reality Natural collaboration Industrial blockchain Smart sensing and transmission Richer fog environment Cognitive learning Deep learning

Results Equipment Reliability Deviated Wells Failures at West Texas field 132 wells on rod pump artificial lift Over pumping causing pump failures Rod failures were on a rise Unique differentiators proven through customer use cases driving share gain Solutions Problems Failures every 2 to 3 months Wells experiencing deviation Wells had side loading Added Genesis Controllers to the wells XSPOC cloud software for analytics Added Genesis Controllers to the wells Pumping unit was changed from conventional to long stroke Failure reduction Reduced over pumping incidents by 85% by providing better monitoring and optimization Reduced rod and hole-in-tubing failures Run life has now exceeded 6 months Solving Problems for Customers – Production Optimization Example

Compression loss on pipeline Alarm flooding on Leak Index Highly differentiated offering gaining deep traction with industry leading customers 35 million miles driven by field personnel 37 annual safety incidents Compressors sampled once per quarter Added 24/7 online monitoring on the compressor Real-time calculation of suction, discharge and ring leakage Provided P-V analysis Added 24/7 online monitoring on the compressor Changed operational planning and field service execution by software and automation Hourly visibility in the cloud 7.5% improvement in gas flow 5.6% less horse power needed to push the same volume $150K saved annually on the operating costs 15% reduction in miles driven 3% reduction in safety incidents $33mm annual compressor savings: $17mm on valves $16mm on cylinder liners Solving Problems for Customers – Asset Integrity Management Example Leak Index (Before & After) Operational Efficiency Safety Results Solutions Problems

Automation Technologies Summary Leading provider of solutions aimed at creating end-to-end production automation platform One of the first movers in the emerging “digital wellsite” market with the right product suite and technology capabilities to win Provide critical equipment and software to monitor, predict and optimize well performance and drive enhanced operator returns Tiered services model allows tailored approach to customer needs Strong team with deep expertise and consultative/IT background to help support and integrate all of customers digital needs Apergy positioned to be a long-term winner for a fully digital wellsite

Jay Nutt Financial Overview

Financial Highlights Levered to favorable oil & gas industry trends Substantial recurring revenue base Industry-leading margins through the cycle Low capital intensity Superior free cash flow conversion Efficient capital structure and capital allocation

Levered to Key Oil & Gas Industry Trends + + Core Growth Drivers Stability Enhancers New Growth Opportunities Increasing adoption of digital applications Expanding international presence Driving continuous innovation for new products Long-standing customer relationships Significant recurring revenue base 80%+ of revenues generated in North America Leading positions in fast-growing unconventional basins

Strong Performance Through The Cycle

($ in millions)

Revenue & Growth Rate


'16 – '18 CAGR: +25%
$1,358
$1,531
$1,077
$751
$1,010
$1,175
2013
2014
2015
2016
2017
2018F
8%
13%
(30%)
(30%)
34%
16%

Pro Forma Adjusted EBITDA[(1)] & Margin


'16 – '18 CAGR: +66%
$403
$434
$216
$102
$206
$280 (2)
2013
2014
2015
2016
2017
2018F
30%
28%
20%
14%
20%
24%

- 2014 – 2016 revenue decline lowest among peers
- Resilient industry-leading margins
  - 2013–2018 average margin of 23% vs. 16% peer median

Note: Adjusted EBITDA is a non-GAAP measure. Please see the appendix for reconciliations to the most directly comparable GAAP measure. Peers include Baker Hughes GE, Core Labs, Dril-Quip, Flotek, Forum Energy, Gardner Denver, Halliburton, Hunting, National Oilwell Varco, Oil States, Schlumberger, Schoeller-Bleckmann, Superior Energy Services, and Weatherford.

(1) Historical EBITDA adjusted to include ~$35m standalone costs; 2018E EBITDA includes $35m corporate costs.

(2) Apergy is unable, without unreasonable efforts, to provide a quantitative reconciliation of non-GAAP projections of 2018 adjusted EBITDA because net income or loss and income taxes cannot be estimated as a result of the level of unpredictability and uncertainty associated with these items. For these same reasons, Apergy is unable to assess the probable significance of these excluded items.

67
Apergy | Unlocking energy.
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Track Record of Delivering Productivity Improvements Productivity Initiatives % of Cost of Goods Sold Productivity initiatives represent ~4.5% of historical cost of goods sold Direct Materials Overhead & Other SG&A Wage & Benefits Distribution & Transportation Continuous improvement culture Drivers of Productivity Initiatives

Summary Segment Financial Metrics ($ in millions) Production & Automation Technologies Drilling Technologies Adj. Segment EBITDA Revenue Note: Adjusted Segment EBITDA is a non-GAAP measure calculated by adding back depreciation and amortization expense and restructuring charges to segment earnings. Please see appendix for reconciliation to the most directly comparable GAAP measure.

EBITDA to Pro Forma Adj. Free Cash Flow Conversion(1) 2013–2017 Average Industry-Leading Free Cash Flow Conversion Note: Peers include Baker Hughes GE, Core Labs, Dril-Quip, Flotek, Forum Energy, Gardner Denver, Halliburton, Hunting, National Oilwell Varco, Oil States, Schlumberger, Schoeller-Bleckmann, Superior Energy Services, and Weatherford. Pro forma adjusted Free Cash Flow calculated as Cash Flow provided by Operating Activities less Capital Expenditures plus Change in Income Taxes Payable; EBITDA and Free Cash Flow pro forma to include $35m total corporate costs and excludes royalty expense and restructuring charges. Pro forma adjusted Free Cash Flow conversion measured as 2013-2017 cumulative FCF as a percentage of 2013-2017 cumulative EBITDA. Commentary Low capital intensity allows EBITDA to largely convert to free cash flow 2-3% annual CapEx as % of revenues plus investment in lease assets to drive ESP growth Significant unlevered free cash flow throughout the cycle Superior working capital management

Efficient Capital Structure and Capital Allocation Strong Balance Sheet $ in Millions At Spin Cash ~$25 Total Debt ~$700 Net Debt ~$675 Total Debt / EBITDA (’18E) 2.5x Net Debt / EBITDA (’18E) 2.4x Disciplined Capital Allocation Priorities Organic growth investments Continued funding of research and development Productivity improvements Reducing debt and leverage Selective acquisitions to expand our technology and product portfolio and broaden geographic reach Strong balance sheet to support strategic objectives and maintain financial flexibility through the cycle (1) Represents indebtedness net of original issue discount and deferred financing costs.

Strong Financial Performance to Continue in 2018 Note: Adjusted EBITDA is a non-GAAP measure. Please see the appendix for reconciliations to the most directly comparable GAAP measure. Apergy is unable, without unreasonable efforts, to provide a quantitative reconciliation of non-GAAP projections of 2018 adjusted EBITDA because net income or loss and income taxes cannot be estimated as a result of the level of unpredictability and uncertainty associated with these items. For these same reasons, Apergy is unable to assess the probable significance of these excluded items. Revenue Approximately 16% revenue growth vs. 2017 Adjusted EBITDA(1) Approximately $315m, excluding public company costs (estimated to be around $35m on an annualized basis) Approximately 24% margin Shares Outstanding ~77.4 million Effective Tax Rate ~24% CapEx ~3% of revenue, plus required investment in leased assets to drive ESP growth

Summary: A Powerful Financial Model Strong Growth Outlook Proven Record Through the Cycle Industry-leading Margins with Opportunity to Expand Superior Free Cash Flow Conversion Leading market positions in fast growing basins 40% of revenue recurring Expanding global reach and increasing automation penetration Ability to take advantage of upcycles Resilient margins and cash generation Differentiated products that deliver high value solutions to our customers Established operating philosophy with culture of continuous improvement Low capital intensity Cash generation to support investment, growth, debt reduction and shareholder returns Driving long-term returns for our shareholders

Apergy: Unlocking Energy SUMMARY Soma Somasundaram

Strong Investment Thesis Leading equipment and digital technology provider to the upstream oil and gas industry Industry leadership with portfolio of trusted brands with reputation for quality, performance and service Substantial presence in growing basins, segments and regions with >80% of revenue in North America Capitalizing on increasing customer adoption of automation solutions to drive wellsite productivity Significant recurring revenue component enhances stability Proven business model and operating philosophy with strong relative performance across cycles, including industry leading margins and stable FCF generation Flexible starting balance sheet Returns-focused capital allocation strategy with track record of organic and inorganic growth Executive management team with proven track record of success WE ARE APERGY… Unlocking energy to drive value for our customers, employees and shareholders

Apergy Team Q&A

Confidential P&G Information – May not be copied or distributed outside of P&G. Concepts only may be shared with retailer and, or agency partners under signed CDA(s). Unpublished Copyright 2018 P&G. All rights reserved. All shelving, distribution, pricing, and promotion decisions are at the sole discretion of the retailer. Confidential P&G Information – May not be copied or distributed outside of P&G. Concepts only may be shared with retailer and, or agency partners under signed CDA(s). Unpublished Copyright 2018 P&G. All rights reserved. All shelving, distribution, pricing, and promotion decisions are at the sole discretion of the retailer. Confidential P&G Information – May not be copied or distributed outside of P&G. Concepts only may be shared with retailer and, or agency partners under signed CDA(s). Unpublished Copyright 2018 P&G. All rights reserved. All shelving, distribution, pricing, and promotion decisions are at the sole discretion of the retailer. Confidential P&G Information – May not be copied or distributed outside of P&G. Concepts only may be shared with retailer and, or agency partners under signed CDA(s). Unpublished Copyright 2018 P&G. All rights reserved. All shelving, distribution, pricing, and promotion decisions are at the sole discretion of the retailer. Appendix

Reconciliation from Net Income to Pro Forma Adj. EBITDA ($ in millions) Note: Totals may not foot due to rounding. Other expense, net primary includes royalty expense paid to Dover. Adjusted EBITDA, a non-GAAP measure, is defined as net earnings (loss) excluding, income taxes, depreciation and amortization, restructuring charges, and other expense, net. Pro forma adjusted EBITDA, a non-GAAP measure, is defined as net earnings (loss) excluding, income taxes, depreciation and amortization, restructuring charges, and other expense, net; plus existing corporate expense allocation less estimated standalone corporate costs. 1 2 3

Reconciliation from Cash Flow provided by Operating Activities to Pro Forma Adj. Free Cash Flow ($ in millions) Note: Totals may not foot due to rounding. Adjusted free cash flow, a non-GAAP measure, represents net cash provided by operating activities minus capital expenditures plus the change in income tax payable computed under the standalone return basis. Other expense, net primary includes royalty expense paid to Dover. Assumes 35% tax rate. Pro forma adjusted free cash flow, a non-GAAP measure, is defined as adjusted free cash flow excluding restructuring and other expenses, net; plus existing corporate expense allocation less estimated standalone corporate costs as well as the tax impact of adjustments. 2 1 3 4

Reconciliation from Segment Earnings to Adj. Segment EBITDA ($ in millions) Note: Totals may not foot due to rounding. Adjusted segment EBITDA, a non-GAAP measure, is calculated by adding back deprecation and amortization expense and restructuring charges to segment earnings (loss). 1 1

Form 10 Income Statement ($ in millions) Note: Totals may not foot due to rounding.

Form 10 Cash Flow Statement ($ in millions) Note: Totals may not foot due to rounding.

Form 10 Cash Flow Statement (contd.) ($ in millions) Note: Totals may not foot due to rounding.

Other Supplemental Information ($ in millions) Note: Totals may not foot due to rounding. The Wellsite forecast estimate of $250mm was before restructuring and estimated public company expenses. Public company expenses were estimated at $35mm. Form 10, page 58 (all periods). Form 10, page F-39 ('17, '16 & '15); '14 and '13 not disclosed in Form 10. Form 10, page F-16 ('17, '16 & '15); '14 and '13 not disclosed in Form 10. Includes separation costs included as part of "corporate expense/other" (not discretely disclosed) in the segment note on page F-39 ('17, '16 and '15). No "corporate expense/other" was presented for '14 and '13 in the Form 10. These costs were not included in the 2017 forecast announced on December 7, 2017. Also includes royalty expenses charged by Dover that will not recur post separation [Form 10 page 58 (all periods)].